Accounts Receivable, Net (Details) - Schedule of accounts receivable and allowance for doubtful accounts - Accounts Receivable [Member] ¥ in Thousands, $ in Thousands	Jun. 30, 2022 CNY (¥)	Jun. 30, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Accounts, Notes, Loans and Financing Receivable [Line Items]
Accounts receivable	¥ 383,814	$ 57,302	¥ 208,522
Less: allowance for doubtful accounts	(5,362)	(801)	(2,215)
Accounts receivable, net	¥ 378,452	$ 56,501	¥ 206,307